EXHIBIT 21.1

Subsidiaries of the Registrant

117

Subsidiaries of the Registrant

CNL Beneficiary Blue Corp.

CNL Beneficiary Blue TRS Corp.

CNL Beneficiary Blue, LLC

CNL Beneficiary Whistler Corp.

CNL Beneficiary Whistler TRS Corp.

CNL Beneficiary Whistler, LLC

CNL Canada Nominee, Inc.

CNL CG TRS Corp.

CNL Cypress Beneficiary Corp.

CNL Cypress Manager Corp.

CNL Cypress SPE Trust

CNL Cypress Upper Holding Trust

CNL DMC GP, LLC

CNL DMC, LP

CNL Dallas Market Center GP, LLC

CNL Dallas Market Center, LP

CNL Gatlinburg GP Corp.

CNL Gatlinburg Partnership, LP

CNL Income Canada Lessee Corp. (formed in British Columbia)

CNL Income Copper GP, LLC

CNL Income Copper, LP

CNL Income GP Corp.

CNL Income GW Corp.

CNL Income GW GP, LLC

CNL Income GW Partnership, LLLP

CNL Income GW Sandusky GP, LLC

CNL Income GW Sandusky Tenant, LP

CNL Income GW Sandusky, LP

CNL Income GW Tenant GP, LLC

CNL Income GW WI-DEL GP, LLC

CNL Income GW WI-DEL Tenant, LP

CNL Income GW WI-DEL, LP

CNL Income Holding, Inc.

CNL Income LLVR GP, LLC

CNL Income LLVR, LP

CNL Income LP Corp.

CNL Income Mammoth GP, LLC

CNL Income Mammoth, LP

CNL Income Partners, LP

CNL Income Sandestin GP, LLC

CNL Income Sandestin, LP

CNL Income Snowshoe GP, LLC

CNL Income Snowshoe, LP

CNL Income Squaw Valley GP, LLC

CNL Income Squaw Valley, LP

CNL Income Stratton GP, LLC

CNL Income Stratton, LP

CNL Income TRS Holding Corp.

CNL Personal Property TRS Corp.

CNL Personal Property TRS ULC (formed in Nova Scotia)

CNL Retail Beneficiary, LP

CNL Retail Blue Option Trust

CNL Retail Manager Corp.

CNL Retail Manager Holding Corp.

CNL Retail SPE Option Trust

CNL Retail SPE Trust

CNL Retail Upper Holding Trust

CNL Village Retail GP, LLC

CNL Village Retail Partnership, LP

Cypress Jersey Trust (formed in Isle of Jersey)

IFDC-GP, LLC (formed in Texas)

IFDC H20, LLC (formed in Texas)

IFDC Property Company, Ltd. (formed in Texas)

US Canadian Property Alpha Blue Mountain Nominee Corp. (formed in British Columbia)

US Canadian Property Alpha Whistler Nominee Corp. (formed in British Columbia)

US Canadian Property Trust Alpha (formed in Isle of Jersey)

WTC-Trade Mart GP, LLC

WTC-Trade Mart, LP

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

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